SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2003

Planet411.com Inc.
---------------------------
(Exact name of registrant as specified in its charter)

Delaware                                                                                    000-27645         88-0258277
(State or other                                                 (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                                                                               Identification Number)

8720 Dufrost,
St. Leonard, Quebec, Canada                                    H1P 2Z5
(Address of principal executive offices)                                                              (Zip Code)

Registrant’s telephone number, including area code (514) 325-4567

_____________________________                                            _______________
(Former name or former address,                                                                                       (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.01 Changes in Registrant’s Certifying Accountant.

Raymond Chabot Grant Thorton (the "Former Accountant") resigned as principal accountants for Planet411.com Inc. (the "Company") on May 21, 2003. The Company has engaged DeJoya & Company ("DeJoya") as its principal accountants effective August 16, 2004. The decision to change accountants has been approved by the Company's board of directors.  The Company did not consult with DeJoya on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's report dated November 12, 2002 on the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2002 and the Former Accountant's report dated October 17, 2001 on the Company's consolidated financial statement as of and for the fiscal year ended June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal years ended June 30, 2001, and June 30, 2002, and the subsequent reviews of interim periods through May 21, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

In connection with the audits for the fiscal years ended June 30, 2001, and June 30, 2002, and the subsequent interim period ending May 21, 2003, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on May 21, 2003 and has requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

16.1    Letter from Raymond Chabot Grant Thorton, Former Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet411.com Inc.

/s/ Victor Cantore
Victor Cantore, President & Director

Date: January 11, 2004

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